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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 13, 1996




                        GENERAL GROWTH PROPERTIES, INC.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE         1-11656       42-1283895
          ---------------  ------------  -----------------------------
          (STATE OR OTHER  (COMMISSION              (IRS EMPLOYER
          JURISDICTION OF  FILE NUMBER)            IDENTIFICATION NO.)
          INCORPORATION)




              55 WEST MONROE, SUITE 3100, CHICAGO, ILLINOIS  60603
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 551-5000




                                      N/A
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5. OTHER EVENTS.

     On July 13, 1996, redemption rights ("Redemption Rights") with respect to 832,936 limited partnership units (the "Units") in GGP Limited Partnership, a Delaware limited partnership ("GGPLP"), of which General Growth Properties, Inc., a Delaware corporation (the "Company"), is the sole general partner, became exercisable. The Units were issued in connection with the July 1995 transaction pursuant to which the owners of the real and personal property comprising the Piedmont Mall in Danville, Virginia (the "Contributors") contributed such property to GGPLP in exchange for such Units, cash and GGPLP's assumption of certain liabilities of the Contributors. The Redemption Rights were granted pursuant to the terms of the Redemption Rights Agreement, dated July 13, 1995 (the "Redemption Rights Agreement"), by and among GGPLP, the Company and the Contributors. Under the terms of the Redemption Rights Agreement, if the Contributors tender their Units for redemption, such Units will be redeemed by GGPLP for cash, or, if the Company elects to assume GGPLP's redemption obligations, such Units will be redeemed for shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company or cash. 832,936 shares of Common Stock are currently issuable pursuant to the terms of the Redemption Rights Agreement (assuming full satisfaction of the Redemption Rights by the delivery of shares of Common Stock), and such shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File No. 33-90556).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b) Not applicable.

     (c)  See Exhibit Index attached hereto and incorporated herein.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENERAL GROWTH PROPERTIES, INC.



                                               By:  /s/  Bernard Freibaum
                                                  --------------------------
                                                  Bernard Freibaum
                                                  Executive Vice President and
                                                       Chief Financial Officer


Date:  July 17, 1996


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                              INDEX TO EXHIBITS




Exhibit 8.1   Opinion of Neal, Gerber & Eisenberg
              as to certain tax matters

Exhibit 99.1  Redemption Rights Agreement,
              dated July 13, 1995, by and among
              GGP Limited Partnership, General Growth
              Properties, Inc. and the persons
              listed on the signature pages thereof



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